UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

M3-BRIGADE ACQUISITION V CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	98-1781141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 7, 2025, M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), ReserveOne, Inc., a Delaware corporation (“ReserveOne”), ReserveOne Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of ReserveOne (“Pubco”), R1 SPAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and R1 Company Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with the SPAC Merger Sub, the “Merger Subs”), entered into a business combination agreement (the “Business Combination Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Prior to the consummation of the SPAC Merger (as defined below), the Company will be de-registered in the Cayman Islands and register by way of continuation to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Act (As Revised) (the “Domestication”).

As a result of the Domestication, (i) each Class A ordinary share of the Company, par value $0.0001 per share (the “Company Class A Ordinary Shares”), issued and outstanding immediately prior to the Domestication will convert into one share of Class A-1 common stock of the Company, par value $0.0001 per share (the “Company Class A-1 Common Shares”); (ii) each Class B ordinary share of the Company, par value $0.0001 per share (the “Company Class B Ordinary Shares”), will convert into one share of Class A-2 common stock of the Company, par value $0.0001 per share (the “Company Class A-2 Common Shares”); and (iii) each Company warrant to purchase Company Class A Ordinary Shares, issued and outstanding immediately prior to the Domestication will convert into a warrant to purchase one Company Class A-1 Common Share at an exercise price of $11.50 (the “Company Warrants”).

Following the Domestication, (i) SPAC Merger Sub will merge with and into the Company (the “SPAC Merger”), with the Company continuing as the surviving entity (the “SPAC Surviving Subsidiary”), and as a result of which the Company will be a wholly-owned subsidiary of Pubco. In connection with the consummation of the SPAC Merger, (a) each issued and outstanding Company Class A-1 Common Share will be automatically canceled and extinguished and converted into and thereafter represent the right to receive one share of Pubco Class A common stock, par value $0.0001 per share (the “Pubco Class A Common Shares”), following which, all Company Class A-1 Common Shares will cease to be outstanding and will automatically be canceled and will cease to exist, (b) each issued and outstanding Company Class A-2 Common Share will be automatically canceled and extinguished and converted into and thereafter represent the right to receive one share of Pubco Class B common stock, par value $0.0001 per share (the “Pubco Class B Common Shares”), following which, all Company Class A-2 Common Shares will cease to be outstanding and will automatically be canceled and will cease to exist, and (c) each issued and outstanding Company Warrant will be automatically converted into one warrant to purchase a Pubco Class A Common Share at a price of $11.50 per share (the “Pubco Warrants”). Following the Closing, each Pubco Class B Common Share will be entitled to ten votes per share while each Pubco Class A Common Share will be entitled to one vote per share, in each case, on each matter submitted for a vote of Pubco’s shareholders.

Promptly following the SPAC Merger, Company Merger Sub will merge with and into ReserveOne (the “Company Merger” and, together with the SPAC Merger, the “Mergers” and, the Mergers together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with ReserveOne continuing as the surviving company (the “Company Surviving Subsidiary”), and as a result of which ReserveOne will be a wholly-owned subsidiary of Pubco. In connection with the consummation of the Company Merger, (i) each issued and outstanding share of ReserveOne’s common stock, par value $0.0001 per share (the “ReserveOne Common Shares”) will be automatically cancelled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares, following which, all ReserveOne Common Shares will cease to be outstanding and will automatically be canceled and will cease to exist and (ii) each warrant to purchase one ReserveOne Common Share at a purchase price of $11.50 per share (the “ReserveOne Warrant”), if any, will be automatically converted into one Pubco Warrant.

As a result of the Mergers, SPAC Surviving Subsidiary and Company Surviving Subsidiary will become wholly owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable laws.

The Pubco Class A Common Shares will be listed for trading and will be freely transferable, subject to the transfer restrictions set forth in the Sponsor Support Agreement and the Lock-Up Agreement (each as defined below) and any restrictions pursuant to applicable laws. The Pubco Class B Common Shares will not be listed or freely transferable.

The Closing is expected to occur in the fourth quarter of 2025, subject to the satisfaction of certain customary closing conditions described below.

Sponsor Earnout Shares

MI7 Sponsor, LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”), has agreed that, effective upon the Closing, a portion of the Pubco Class B Common Shares received by Sponsor in the Mergers will be subject to forfeiture, unless applicable vesting conditions are satisfied prior to the five-year anniversary of the Closing (the “Sponsor Earnout Period”). The number of Sponsor’s Pubco Class B Common Shares subject to forfeiture is equal to the sum of (i) the product of the total gross proceeds of the Equity PIPE (as defined below) actually received by ReserveOne and 0.004 (the “Sponsor Equity Earnout Shares”), plus (ii) the product of the total gross proceeds of the Equity PIPE actually received by ReserveOne and 0.005 (the “Sponsor Warrant Earnout Shares”), plus (iii) the product of the total gross proceeds of the Convertible Notes PIPE (as defined below) actually received by ResereveOne and 0.002 (the “Sponsor Convertible Notes Earnout Shares” and together with the Sponsor Equity Earnout Shares and the Sponsor Warrant Earnout Shares, the “Sponsor Earnout Shares”). The Sponsor Earnout Shares will be forfeited as follows: (A) (i) fifty percent (50%) of the Sponsor Equity Earnout Shares will be forfeited if the Pubco VWAP does not equal or exceed $12.00 for any twenty trading days out of thirty consecutive trading days during the Sponsor Earnout Period (the “Sponsor Triggering Event I”); (ii) fifty percent (50%) of the Sponsor Equity Earnout Shares will be forfeited if the Pubco VWAP does not equal or exceed $14.00 for any twenty trading days out of thirty consecutive Trading Days during the Sponsor Earnout Period (the “Sponsor Triggering Event II”); (B) a number of Sponsor Warrant Earnout Shares equal to 1/20th of the number of warrants issued in connection with the Equity PIPE that are not exercised during the Sponsor Earnout Period will be forfeited; and (C) all of the Sponsor Convertibles Notes Earnout Shares will be forfeited if Sponsor Triggering Event I does not occur during the Sponsor Earnout Period.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to the Company or ReserveOne, any event, occurrence, change or effect that individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, results of operations, or financial condition of the Company or ReserveOne, as the case may be, and its subsidiaries, taken as a whole, or (ii) the ability of the Company or ReserveOne, as the case may be, or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants

The Business Combination Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

The Business Combination Agreement also contains obligations of certain of the parties to use their reasonable best efforts to consummate the Transactions contemplated by the Business Combination Agreement. This includes certain obligations of the Company and Pubco with regards to carrying out the PIPE Investments (as defined below) in connection with the Closing. The Company and Pubco are each obligated to use reasonable best efforts to consummate the transactions contemplated by the Convertible Notes Subscription Agreements and the Equity PIPE Subscription Agreements (each as defined below), respectively.

The Company and Pubco agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Pubco Class A Common Shares to the Company’s shareholders, and containing a proxy statement/prospectus for the purpose of soliciting proxies from the Company’s shareholders to approve (the “SPAC Shareholder Approval”), at an extraordinary general meeting of the Company’s shareholders (the “SPAC Shareholder Meeting”), the Business Combination Agreement, the Transactions and related matters and providing the Company’s shareholders an opportunity, in accordance with its organizational documents and initial public offering prospectus, to have their Company Class A Ordinary Shares redeemed.

The parties agreed to take all necessary action so that effective as of the Closing, the board of directors of Pubco will consist of nine individuals, eight of which are to be designated by ReserveOne, with the final director to be designated by the Company.

The Company and Pubco have also agreed that the board of directors of Pubco will adopt, prior to Closing, an equity incentive plan effective upon Closing, reserving for grant thereunder ten percent of outstanding Pubco Common Shares on a fully-diluted basis, as further described in the Business Combination Agreement.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval by the Company’s shareholders of the Business Combination Agreement and the Transactions, including the Merger; (ii) the consummation of the Transactions not being prohibited by applicable laws; (iii) effectiveness of the Registration Statement; (iv) the Pubco Class A Common Shares having been approved for listing on Nasdaq; and (v) the sum of (A) the aggregate cash proceeds actually received from the Trust Account (after giving effect to an redemptions by the Company’s shareholders), and (B) the Equity PIPE Gross Proceeds actually received by the Company, being not less than $500 million, net of all Unpaid Expenses.

The obligations of the Company to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of the ReserveOne, Pubco, SPAC Merger Sub and Company Merger Sub being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by the ReserveOne, Pubco, SPAC Merger Sub and Company Merger Sub with their respective pre-closing covenants, (iii) no occurrence of a Material Adverse Effect with respect to the ReserveOne or Pubco, and (iv) completion of the Domestication.

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of the Company and ReserveOne, (ii) by the Company in connection with a breach of a representation, warranty, covenant or other agreement by ReserveOne, if the breach cannot be cured and would result in the failure of the related condition to Closing, (iii) by ReserveOne in connection with a breach of a representation, warranty, covenant or other agreement by the Company, if the breach cannot be cured and would result in the failure of the related condition to Closing, (iv) by either the Company or ReserveOne if the Transactions have not been consummated on or prior to March 31, 2026, (v) by either the Company or ReserveOne if any Governmental Entity issues an Order or takes any other action prohibiting the Transactions and such Order is final and nonappealable, or (vi) by either the Company or ReserveOne if the SPAC Shareholder Meeting is held and SPAC Shareholder Approval is not received.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

Administrative Services Agreement

Prior to the consummation of the Transactions, an affiliate of the Sponsor (the “Sponsor Affiliate”) and Pubco intend to enter into an administrative services agreement in a form to be agreed to by such Sponsor Affiliate and Pubco, pursuant to which, among other things, such Sponsor Affiliate will provide certain back-office and administrative services to Pubco following consummation of the Transactions, on terms consistent with the term sheet set forth on Exhibit H attached to the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Transactions, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, ReserveOne or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Company, ReserveOne and Pubco, pursuant to which the Sponsor has agreed to, among other things, (i) vote all its shares of the Company, whether currently owned or acquired prior to the Closing, (a) in favor of the Business Combination Agreement and the Transaction Proposals, (b) against any Acquisition Proposal or Alterative Transaction, (c) against any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Transaction Proposals); (d) against any change in the business of the Company, and (e) against any proposal, action or agreement involving the Company that would or would reasonably be expected to frustrate or impede the consummation of the Business Combination Agreement and the Transactions contemplated therein; (ii) fully comply with, and perform all of its assumed obligations, covenants and agreements set forth in a letter agreement dated as of July 31, 2024, by and among the Company, M3-Brigade Sponsor V LLC (the “Original Sponsor”) and the other parties thereto (the “Insider Letter”), including not transferring (a) any of its Class B Ordinary Shares or Class A Ordinary Shares, Pubco Class A Common Shares or Pubco Class B Common Shares issued upon conversion of such Class B Ordinary Shares or Class A Ordinary Shares until the earlier of (x) one year after the consummation of the Business Combination Agreement and the Transactions, (y) following the consummation of the Business Combination Agreement, the date after which the closing price of the Pubco Class A Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Company’s Business Combination Agreement and the Transactions, or (z) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction that results in all of the Pubco’s shareholders having the right to exchange their Pubco Class A Common Shares for cash, securities or other property, or (b) any of its private placement warrants (including any shares underlying such warrants) until 30 days following the consummation of the Business Combination Agreement and the Transactions, subject, in each case, to certain customary exceptions.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreement

Within two business days of the Registration Statement being declared effective, CC MI7 SPV, LLC, the parent company of the Sponsor (the “Sponsor Parent”) and MI7 Founders, LLC (the “MI7 Holder”) will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with Pubco, pursuant to which the Sponsor Parent and the MI7 Holder will agree that all Pubco Class A Common Shares and Pubco Private Warrants received by the Sponsor Parent and the MI7 Holder in connection with the Transactions, but excluding any Pubco Class A Common Shares, Pubco Warrants or Pubco Class A Common Shares underlying such Pubco Warrants that are issued to the MI7 Holder in the Equity PIPE (as defined below), will be locked-up and subject to transfer restrictions, as described below, subject to certain exceptions. The Pubco Class A Common Shares held by the Sponsor Parent and the MI7 Holder will be locked up until the earlier of (A) one year after the Closing and (B) after the Closing Date, (x) if the closing price of Pubco Class A Common Share equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date on which Pubco consummates a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s shareholders having the right to exchange their Pubco Common Shares for cash, securities or other property. The Pubco Private Warrants (or any Pubco Class A Common Shares underlying the Pubco Private Warrants) held by Sponsor Parent and the MI7 Holder will be locked-up and subject to transfer restrictions until 30 days after the completion of a Business Combination.

The form of Lock-Up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement and the terms of which are incorporated by reference herein.

Equity PIPE Subscription Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain investors (the “Equity PIPE Investors”) entered into subscription agreements (collectively, the “Equity PIPE Subscription Agreements”) with ReserveOne, Pubco, and solely with respect to Section 8(u) thereof, the Company, pursuant to which the Equity PIPE Investors agreed to purchase up to an aggregate of $500,000,000 of (a) either (i) ReserveOne Common Shares or (ii) in the event the issuance of ReserveOne Common Shares would, in the opinion of the Company, ReserveOne or Pubco on the advice of any of their respective legal counsel, adversely affect the treatment of the Transactions under Section 351 of the Internal Revenue Code of 1986 (the “Code”), Pubco Class A Common shares (the “Equity PIPE Shares”) and (b) either (i) ReserveOne Warrants or (ii) in the event the issuance of ReserveOne Warrants would, in the opinion of the Company, ReserveOne or Pubco and on the advice of their respective legal counsel, adversely affect the treatment of the Transactions under Section 351 of the Internal Revenue Code of 1986, Pubco Warrants (“PIPE Warrants” and, together with the Equity PIPE Shares, the “Equity PIPE Securities”) at an aggregate purchase price of $10.00, which $10.00 will entitle Equity PIPE Investors to one Equity PIPE Share and one PIPE Warrant, in a private placement (the “Equity PIPE”). The PIPE Warrants (and the shares underlying the PIPE Warrants, the “Warrant Shares”) will be issued pursuant to a Warrant Agreement by and among ReserveOne, Pubco and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). The Equity PIPE Investors are permitted, under the Equity PIPE Subscription Agreements, to satisfy their commitments thereunder if they hold Company Class A Ordinary Shares that qualify as Non-Redeemed Shares (as defined in the PIPE Subscription Agreement), subject to certain conditions and restrictions set forth in the Equity PIPE Subscription Agreements. The purchase price for the Equity PIPE Securities may be paid in either cash or Bitcoin, at the sole election of each of the Equity PIPE Investors.

Pubco or ReserveOne, as applicable (the “Equity PIPE Issuer”) will not be obligated to deliver any Warrant Shares pursuant to the exercise of a PIPE Warrant and will have no obligation to settle such PIPE Warrant exercise unless a registration statement under the Securities Act with respect to the Warrant Shares underlying the PIPE Warrants is then effective and a prospectus relating thereto is current. Additionally, no PIPE Warrant will be exercisable and the Equity PIPE Issuer will not be obligated to issue a Warrant Share upon exercise of a PIPE Warrant unless the Warrant Shares issuable upon such PIPE Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the PIPE Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a PIPE Warrant, the holder of such PIPE Warrant will not be entitled to exercise such PIPE Warrant. In no event will the Equity PIPE Issuer be required to net cash settle any PIPE Warrant. The net proceeds of the Equity PIPE will be converted into Bitcoin, subject to the terms of the Business Combination Agreement (after giving effect to any exceptions therein with respect to payment of any operating expenses and the payment of any expenses related to the Transactions).

If Pubco, at its option, requires that the holders of PIPE Warrants who exercise their PIPE Warrants do so on a cashless basis, the holders of such PIPE Warrants would pay the PIPE Warrant exercise price by surrendering the PIPE Warrants for that number of Warrant Shares equal to the quotient obtained by dividing (x) the product of the number of Warrant Shares underlying the PIPE Warrants, multiplied by the excess of the “fair market value” of the Warrant Shares over the exercise price of the PIPE Warrants by (y) the fair market value. Under the Warrant Agreement, “fair market value” means the average reported closing price of the Pubco Class A Common Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of PIPE Warrants, as applicable.

The Equity PIPE Issuer may redeem the outstanding PIPE Warrants (i) in whole and not in part; (ii) at a price of $0.01 per PIPE Warrant; (iii) upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and (iv) only if the last reported sale price (the “closing price”) of the Pubco Class A Common Shares equals or exceeds $18.00 per share (subject to adjustment as set forth in the Warrant Agreement) for any 20 trading days within a 30-trading day period commencing at least 150 days after completion the Closing and ending on the third trading day prior to the date on which the Equity PIPE Issuer sends the notice of redemption to the PIPE Warrant holders.

Additionally, if the number of Pubco Class A Common Shares is increased by a share capitalization payable in Pubco Class A Common Shares, or by a subdivision of Pubco Class A Common Shares or other similar event, then, on the effective date of such share capitalization, subdivision or similar event, the number of Warrant Shares issuable on exercise of each PIPE Warrant will be increased in proportion to such increase in the outstanding number of Pubco Class A Common Shares. A rights offering made to all or substantially all holders of Pubco Class A Common Shares entitling holders to purchase Pubco Class A Common Shares at a price less than the historical fair market value will be deemed a share capitalization of a number of such shares equal to the product of (i) the number of shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the applicable shares) and (ii) one minus the quotient of (x) the price per share paid in such rights offering divided by (y) the historical fair market value. If the rights offering is for securities convertible into or exercisable for Pubco Class A Common Shares in determining the price payable for such shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion. Under the Warrant Agreement, “historical fair market value” means the volume weighted average price of Pubco Class A Common Shares as reported during the ten trading day period ending on the trading day prior to the first date on which the shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

The closing of the Equity PIPE is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the Equity PIPE Investors’ consent to any amendments, modifications or waivers to the terms of the BCA that would reasonably be expected to materially and adversely affect the economic benefits of the Equity PIPE Investors, among other customary closing conditions.

Pursuant to the Equity PIPE Subscription Agreements, the Company and Pubco have agreed to use commercially reasonable efforts to cause the Equity PIPE Securities and Warrant Shares to be registered on the Registration Statement. To the extent that any Equity PIPE Securities and Warrant Shares are unable to be included on the Registration Statement, Pubco has agreed to register and maintain the registration of the Equity PIPE Securities and Warrant Shares by filing a resale registration statement with the SEC within 30 calendar days after the Closing (at Pubco’s sole cost and expense), to register the resale of the Equity PIPE Securities and Warrant Shares. Pubco has agreed to use its commercially reasonable efforts to have such resale registration statement declared effective as soon as practicable after the filing thereof, but no later than 60 calendar days after the Closing, which may be extended an additional 30 calendar days depending on whether the SEC issues comments on the resale registration statement.

Each Equity PIPE Subscription Agreement will terminate and be void and of no further force and effect, subject to certain exceptions, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 7, 2026.

The Equity PIPE Subscription Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to the full text of the form of the Equity PIPE Subscription Agreement (including the form of Warrant Agreement attached as Exhibit A thereto) and the terms of which are incorporated by reference herein.

Convertible Note Subscription Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain investors entered into subscription agreements (the “Convertible Notes Subscription Agreements” and such investors, the “Convertible Notes Investors”) with Pubco, and, solely with respect to Section 9(t) thereof, the Company, pursuant to which the Convertible Notes Investors have agreed to purchase up to $250,000,000 in aggregate principal amount of Pubco’s 1.00% Convertible Senior Notes (the “Initial Convertible Notes” and such subscriptions, including the purchase of any Option Convertible Notes (as defined below), the “Convertible Notes PIPE,” and together with the Equity PIPE, the “PIPE Investments”), upon the terms and subject to the conditions set forth therein. In addition, for a period of 30 days following the execution of the Convertible Notes Subscription Agreements, Pubco has granted the Convertible Notes Investors an option to purchase additional convertible notes in an aggregate principal amount of up to $50 million, on a pro rata basis based on such Convertible Notes Investor’s subscription for Initial Convertible Notes (the “Option Convertible Notes” and, together with the Initial Convertible Notes, the “Convertible Notes”).

The net proceeds of the Convertible Notes PIPE will be converted into Bitcoin.

The closing of the Convertible Notes PIPE is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the Convertible Notes Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that are material and adverse economically to the Convertible Notes Investors, among other customary closing conditions.

Pursuant to the Convertible Notes Subscription Agreements, Pubco has agreed file a registration statement registering the resale of the Convertible Notes and the Pubco Class A Common Shares issuable upon conversion of the Convertible Notes no later than 30 calendar days after the Closing (at Pubco’s sole cost and expense). Pubco has agreed to use its commercially reasonable efforts to have such resale registration statement declared effective as soon as practicable after the filing thereof, but no later than 90 calendar days after the Closing, which may be extended an additional 90 calendar days depending on whether the SEC issues comments on the resale registration statement.

Each Convertible Notes Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 7, 2026.

At Closing, in connection with the issuance of the Convertible Notes, (i) Pubco, U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such capacity, “Trustee” or “Collateral Agent,” as applicable), will enter into an indenture, (ii) Pubco and the Collateral Agent will enter into a securities agreement and (iii) Pubco, the Collateral Agent and Coinbase Custody Trust Company, LLC and Coinbase Inc., as custodians, will enter into an account control agreement.

The form of Convertible Notes Subscription Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to the full text of the form of Convertible Notes Subscription Agreement (including the form of Indenture attached as Exhibit A thereto), the terms of which are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing of the Business Combination Agreement, the Company, Pubco, the Sponsor, the Sponsor Parent and the MI7 Holder will enter into a registration rights agreement that will amend and restate the current registration rights agreement entered into at the time of the Company’s initial public offering between the Company and the Original Sponsor (the “Amended and Restated Registration Rights Agreement”), pursuant to which Pubco will (i) assume the registration obligations of the Company under such registration rights agreement and (ii) provide registration rights with respect to the resale of the Registrable Securities (as defined the Amended and Restated Registration Rights Agreement) held by the Sponsor, the Sponsor Parent and the MI7 Holder.

The form of Amended and Restated Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K, and the foregoing description is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On July 8, 2025, the Company issued a press release announcing the parties’ entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Company and ReserveOne prepared for use in connection with the announcement of the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

In connection with the proposed Transactions, Pubco intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Form S-4” or the “Registration Statement”) with the SEC, which will include a preliminary proxy statement and a prospectus in connection with the proposed Transactions. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTIONS. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTIONS. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of the Company as of a record date to be established for voting on the proposed Transactions. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed by the Company with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. The Company’s shareholders will also be able to obtain a copy of such documents, without charge, by directing a written request to: M-3 Brigade Acquisition V Corp., 1700 Broadway, 19th Floor, New York, New York 10019.

Participants in the Solicitation

Each of the Company, ReserveOne, Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Transactions, including the Mergers (the “Proposed Business Combination”). Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the Proposed Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. Information regarding the directors and executive officers of the Company is set forth in Part II, Item 10. Directors, Executive Officers and Corporate Governance of the Company’s Annual Report on Form 10-K. Information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor will there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the Proposed Business Combination. Such statements include expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding the Company, ReserveOne, PubCo, the Proposed Business Combination and statements regarding the anticipated benefits and timing of the completion of the Proposed Business Combination, the price and volatility of cryptocurrencies, the growing prominence of cryptocurrencies, the macro and political conditions surrounding cryptocurrencies, plans and use of proceeds, objectives of management for future operations of the Company, ReserveOne and PubCo, expected operating costs of PubCo, the Company, ReserveOne and their respective subsidiaries, the upside potential and opportunity for investors, the Company’s plan for value creation and strategic advantages, market site and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Business Combination, the satisfaction of closing conditions to the Proposed Business Combination and the level of redemptions of the Company’s public shareholders, and ReserveOne’s and PubCo’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all; (ii) the risk related to ReserveOne’s lack of operating history as an early-stage company; (iii) the failure by the parties to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Company’s shareholders; (iv) the failure to realize the anticipated benefits of the Proposed Business Combination; (v) the outcome of any potential legal proceedings that may be instituted against PubCo, ReserveOne, the Company or others following announcement of the Proposed Business Combination; (vi) the level of redemptions of the Company’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Company Class A Ordinary Shares or the Pubco Class A Common Shares; (vii) the failure of PubCo to obtain or maintain the listing of its securities on any stock exchange on which the Pubco Class A Common Shares will be listed after closing of the Proposed Business Combination; (viii) costs related to the Proposed Business Combination and as a result of PubCo becoming a public company; (ix) changes in business, market, financial, political and regulatory conditions; (x) risks relating to ReserveOne’s anticipated operations and business, including the highly volatile nature of the price of cryptocurrencies; risks related to increased competition in the industries in which ReserveOne will operate; (xi) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding cryptocurrencies; risks related to the treatment of cryptocurrency and other digital assets for U.S. and federal, state, local and non-U.S. tax purposes; (xii) risks that after consummation of the Proposed Business Combination, ReserveOne experiences difficulties managing its growth and expanding operations; (xiii) challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation; (xiv) being considered to be a “shell company” by any stock exchange or by the SEC; and (xv) those risk factors discussed in documents of the Company or Pubco filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the Company’s final prospectus dated as of July 31, 2024 and filed by the Company with the SEC on August 2, 2024, our Quarterly Reports on Form 10-Q, and our Annual Report on Form 10-K and the proxy statement/prospectus that will be filed by the Company and Pubco and, and other documents filed or to be filed by the Company and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company, ReserveOne or PubCo presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of their representatives gives any assurance that any of the Company, ReserveOne or PubCo will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*+	Business Combination Agreement, dated as of July 7, 2025, by and among the Company, ReserveOne, Pubco, SPAC Merger Sub and Company Merger Sub.
10.1+	Sponsor Support Agreement, dated as of July 7, 2025, by and between the Company and the Sponsor.
10.2+	Form of Lock-Up Agreement by and between the Sponsor Parent and Pubco.
10.3+	Form of Equity PIPE Subscription Agreement
10.4+	Form of Convertible Notes Subscription Agreement
10.5	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release issued July 8, 2025
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

+	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025

M3-BRIGADE ACQUISITION V CORP.

	By:	/s/ Robert Rivas Collin
	Name:	Robert Rivas Collin
	Title:	Chief Executive Officer